UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number 811-22680

ULTIMUS MANAGERS TRUST
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio45246
(Address of principal executive offices) (Zip code)

Bo James Howell, Esq.
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant’s telephone number, including area code: (513) 587-3400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

EXPLANATORY NOTE

The Registrant, on behalf of its series Blue Current Global Dividend Fund (the “Fund”), is filing this amendment to its Form N-CSR for the period ended August 31, 2016, originally filed with the Securities and Exchange Commission on November 11, 2016 (Accession No. 0001398344-16-020527 ). The purpose of this filing is to revise the Report of the Independent Registered Public Accounting Firm (the “Report”) for the Fund. On September 16, 2016, Cohen Fund Audit Services, Ltd. (the “Auditor”) changed its name to Cohen & Company, Ltd. The Report filed on November 11, 2016 reflected the Auditor’s previous name, which is being corrected by this filing. Items 1 through 12 to this Form N-CSR are incorporated by reference to the Form N-CSR filed on November 11, 2016 (Accession No. 0001398344-16-020527).

BLUE CURRENT GLOBAL DIVIDEND FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Blue Current Global Dividend Fund and
Board of Trustees of Ultimus Managers Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Current Global Dividend Fund (the “Fund”), a series of Ultimus Managers Trust, as of August 31, 2016, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Current Global Dividend Fund as of August 31, 2016, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultimus Managers Trust

By:	/s/ Bo J. Howell
Bo J. Howell
Secretary

Date: November 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Henry M. T. Jones
Henry M. T. Jones
Principal Executive Officer of Blue Current Global Dividend Fund

Date: November 21, 2016

By:	/s/ Jennifer L. Leamer
Jennifer L. Leamer
Treasurer and Principal Financial and Accounting Officer

EXHIBIT INDEX

Report of Independent Registered Public Accounting Firm for Blue Current Global Dividend Fund